This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed
                                 transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Preliminary Term Sheet                  Date Prepared:  October 26, 2000




                       HSBC MORTGAGE CORPORATION (USA)
            Mortgage Pass-Through Certificates, Series 2000-HSBC1




                                     HSBC



           $389,122,000 (Approximate, Subject to Final Collateral)
                        Publicly Offered Certificates
             5/1 Jumbo Adjustable Rate Residential Mortgage Loans








GREENWICH CAPITAL
----------------------------------------------------------------------------
See Disclaimer on Page 1 of this Preliminary Term Sheet

 The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
      Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                         All Amounts Subject to Change
                            Preliminary Information
                          Data as of the Cut-off Date

                           HSBC MORTGAGE CORPORATION
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-HSBC1




Aggregate Outstanding Current Principal Balance $     395,049,897.23
Aggregate Outstanding Original Principal Balance $    396,071,189.00
Number of Loans                                                1,067


                                                             AVERAGE                  MIN              MAX
                                                             -------                  ---              ---
Average Outstanding Current Principal Balance            $370,243.58                $248,136.32        $998,619.10
Average Outstanding Original Principal Balance           $371,200.74                $252,800.00      $1,000,000.00




                                                         WEIGHTED                     MIN              MAX
                                                         --------                     ---              ---
                                                         AVERAGE
                                                         -------
Weighted Average Gross Coupon                                  7.866 %                   7.125%         8.875 %
Weighted Average Gross Margin                                  2.878 %                   2.750%         3.125 %
Weighted Average Maximum Interest Rate                        13.866 %                  13.125%        14.875 %
Weighted Average Minimum Interest Rate                         2.878 %                   2.750%         3.125 %
Weighted Average Periodic Rate Cap                             2.000 %                   2.000%         2.000 %
Weighted Average First Rate Cap                                2.000 %                   2.000%         2.000 %

Weighted Average Original LTV                                  75.20 %                   16.53%         95.00 %

Weighted Average FICO Score                                      735                       574            818

Weighted Average Original Term                                   360 months          180 months           360 months
Weighted Average Remaining Term                                  356 months          176 months           359 months
Weighted Average Seasoning                                         4 months            1 months            12 months

Weighted Average Months to Roll                                   56 months           48 months            59 months
Weighted Average Rate Adjustment Frequency                        12 months           12 months            12 months
Weighted Average First Rate Adjustment Frequency                  60 months           60 months            60 months

Top State Concentrations($)                26.41% California, 10.26% Illinois, 9.75% Virginia
Maximum ZIP Code Concentrations($)          1.71% 95129 (San Jose, CA)
                                                                                     MIN                      MAX
                                                                                     ---                      ---
First Pay Date                                                                       Dec 01, 1999        Nov 01, 2000
Rate Change Date                                                                     Nov 01, 2004        Oct 01, 2005
Maturity Date                                                                        Jul 01, 2015        Oct 01, 2030


Note: All "Current" information reflects information as of the Cut-off Date.


GREENWICH CAPITAL                                                                                              10
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                                                   HSBC MORTGAGE CORPORATION
                                    MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-HSBCl


                                                                                                    % of Aggregate Principal
Range of Outstanding Principal               Number of         Outstanding Principal Balance              Balance Outstanding
Balance as of the Cut-off Date($)       Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
---------------------------------       --------------         -----------------------------           ----------------------

   248,136.32 - 250,000.00                           1                 $          248,136.32                             0.06%
   250,000.01 - 300,000.00                         327                         91,684,611.29                            23.21
   300,000.01 - 350,000.00                         246                         79,669,109.16                            20.17
   350,000.01 - 400,000.00                         190                         71,387,880.05                            18.07
   400,000.01 - 450,000.00                         100                         42,566,609.99                            10.77
   450,000.01 - 500,000.00                          88                         42,125,084.45                            10.66
   500,000.01 - 550,000.00                          40                         21,107,767.86                             5.34
   550,000.01 - 600,000.00                          39                         22,484,471.17                             5.69
   600,000.01 - 650,000.00                          33                         21,082,992.73                             5.34
   700,000.01 - 750,000.00                           1                            723,454.97                             0.18
   950,000.01 - 998,619.10                           2                          1,969,779.24                             0.50
                                                     -                        --------------                            -----
TOTAL                                            1,067                 $      395,049,897.23                           100.00%
==========================              ==============         =============================           ======================


                                                                                                      % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
  Gross Coupon (%)                      Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------

  7.125 - 7.250                                     18                $         6,274,452.54                             1.59%
  7.251 - 7.500                                    110                         40,492,405.60                            10.25
  7.501 - 7.750                                    273                        100,850,906.36                            25.53
  7.751 - 8.000                                    463                        173,645,330.65                            43.96
  8.001 - 8.250                                    171                         63,335,669.18                            16.03
  8.251 - 8.500                                     25                          7,831,695.73                             1.98
  8.501 - 8.750                                      6                          2,254,513.54                             0.57
  8.751 - 8.875                                      1                            364,923.63                             0.09
                                                     -                         -------------                            -----
  TOTAL                                          1,067               $        395,049,897.23                           100.00%
================                        ==============         =============================           ======================


                                                                                                      % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
  Gross Margin (%)                      Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------
  2.750                                              1               $            278,589.91                             0.07%
  2.875                                          1,048                        387,805,549.97                            98.17
  3.000                                             15                          4,272,523.14                             1.08
  3.125                                              3                          2,693,234.21                             0.68
                                                     -                        --------------                            -----
  TOTAL                                          1,067               $        395,049,897.23                           100.00%
================                        ==============         =============================           ======================

                                                                                                       % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
  Maximum Interest Rate (%)             Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------
  13.125 - 13.250                                   18               $          6,274,452.54                             1.59%
  13.251 - 13.500                                  110                         40,492,405.60                            10.25
  13.501 - 13.750                                  273                        100,850,906.36                            25.53
  13.751 - 14.000                                  463                        173,645,330.65                            43.96
  14.001 - 14.250                                  171                         63,335,669.18                            16.03
  14.251 - 14.500                                   25                          7,831,695.73                             1.98
  14.501 - 14.750                                    6                          2,254,513.54                             0.57
  14.751 - 14.875                                    1                            364,923.63                             0.09
                                                     -                        --------------                            -----
  TOTAL                                          1,067               $        395,049,897.23                           100.00%
================                        ==============         =============================           ======================



GREENWICH CAPITAL
-------------------------------------------------------------------------------
See Disclaimer on Page 10 of these Marketing Materials.





                                                                                                       % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
Minimum Interest Rate (%)                Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------
2.750 - 2.750                                        1                  $         278,589.91                             0.07%
2.751 - 3.000                                    1,063                        392,078,073.11                            99.25
3.001 - 3.125                                        3                          2,693,234.21                             0.68
                                                     -                        --------------                            -----
TOTAL                                            1,067                  $     395,049,897.23                           100.00%
================                        ==============         =============================           ======================


                                                                                                       % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
FICO Score                              Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------

574 - 600                                            2                  $         967,660.30                             0.24%
601 - 650                                           36                         13,772,840.51                             3.49
651 - 700                                          182                         67,417,686.27                            17.07
701 - 750                                          386                        144,594,736.41                            36.60
751 - 800                                          450                        164,366,703.88                            41.61
801 - 818                                           11                          3,930,269.86                             0.99
                                                    --                        --------------                            -----
TOTAL                                            1,067                  $     395,049,897.23                           100.00%
================                        ==============         =============================           ======================


                                                                                                       % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
Rate Change Date                        Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------

11/01/04                                             1                  $         298,288.07                             0.08%
01/01/05                                            1                            298,044.36                             0.08
02/01/05                                             1                            342,062.00                             0.09
03/01/05                                             5                          1,786,779.95                             0.45
04/01/05                                            10                          3,447,964.88                             0.87
05/01/05                                            72                         25,530,579.59                             6.46
06/01/05                                           234                         83,801,973.49                            21.21
07/01/05                                           245                         90,025,896.69                            22.79
08/01/05                                           224                         83,840,951.14                            21.22
09/01/05                                           266                        102,472,301.02                            25.94
10/01/05                                             8                          3,205,056.04                             0.81
                                                     -                        --------------                            -----
TOTAL                                            1,067                  $     395,049,897.23                           100.00%
================                        ==============         =============================           ======================


                                                                                                       % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
Original Term (Months)                  Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------

180                                                  1                  $         445,985.71                             0.11%
352                                                  1                            424,666.44                             0.11
360                                              1,065                        394,179,245.08                            99.78
                                                 -----                        --------------                            -----
TOTAL                                            1,067                  $     395,049,897.23                           100.00%
================                        ==============         =============================           ======================


                                                                                                       % of Aggregate Principal
                                             Number of         Outstanding Principal Balance              Balance Outstanding
Remaining Term (Months)                 Mortgage Loans                As of the Cut-off Date           as of the Cut-off Date
------------------------------          --------------         -----------------------------           ----------------------
176 - 180                                            1                  $         445,985.71                             0.11%
337 - 348                                            1                            298,288.07                             0.08
349 -359                                         1,065                        394,305,623.45                            99.81
                                                 -----                        --------------                            -----
TOTAL                                            1,067                  $     395,049,897.23                           100.00%
================                        ==============         =============================           ======================

GREENWICH CAPITAL                                                                                                             12
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------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           % of Aggregate Principal
                                                        Number of      Outstanding Principal Balance           Balance Outstanding
          Seasoning (Months)                       Mortgage Loans             As of the Cut-off Date        as of the Cut-off Date
          ------------------                       --------------             ----------------------        ----------------------
          1 - 12                                            1,067     $               395,049,897.23                        100.00 %
          TOTAL                                             1,067     $               395,049,897.23                        100.00 %
          ================================      =================   ================================       =========================



                                                                                                          % of Aggregate Principal
                                                        Number of      Outstanding Principal Balance          Balance Outstanding
          Original LTV (%)                         Mortgage Loans             As of the Cut-off Date        as of the Cut-off Date
          ================                         ==============             ======================        ======================
            16.53 - 20.00                                       2      $                  786,840.38                         0.20 %
            20.01 - 25.00                                       1                         299,788.26                         0.08
            25.01 - 30.00                                       1                         603,400.82                         0.15
            30.01 - 35.00                                       5                       1,717,872.19                         0.43
            35.01 - 40.00                                       4                       1,445,301.10                         0.37
            40.01 - 45.00                                      12                       3,945,946.23                         1.00
            45.01 - 50.00                                      14                       5,175,973.35                         1.31
            50.01 - 55.00                                      22                       9,269,431.88                         2.35
            55.01 - 60.00                                      34                      12,890,847.65                         3.26
            60.01 - 65.00                                      51                      20,574,424.10                         5.21
            65.01 - 70.00                                      67                      25,526,324.16                         6.46
            70.01 - 75.00                                     104                      41,819,786.33                        10.59
            75.01 - 80.00                                     670                     246,343,361.89                        62.36
            80.01 - 85.00                                      10                       3,349,674.92                         0.85
            85.01 - 90.00                                      54                      16,765,614.22                         4.24
            90.01 - 95.00                                      16                       4,535,309.75                         1.15
                                                               --                       ------------                         ----
          TOTAL                                             1,067      $              395,049,897.23                       100.00 %
          ================================      =================   ================================       =========================



                                                                                                          % of Aggregate Principal
                                                        Number of      Outstanding Principal Balance           Balance Outstanding
          Occupancy                                Mortgage Loans             As of the Cut-off Date        as of the Cut-off Date
          ---------                                --------------      -----------------------------       -----------------------
          Primary                                           1,034      $              381,247,486.40                        96.51 %
          Second Home                                          33                      13,802,410.83                         3.49
                                                               --                       ------------                         ----
          TOTAL                                             1,067      $              395,049,897.23                       100.00 %
          ================================      =================   ================================      =========================



                                                                                                          % of Aggregate Principal
                                                        Number of      Outstanding Principal Balance           Balance Outstanding
          Property Type                            Mortgage Loans             As of the Cut-off Date        as of the Cut-off Date
          -------------                            --------------      -----------------------------       -----------------------
          Single Family                                       692      $              261,097,270.17                         66.09 %
          PUD                                                 293                     104,805,880.91                         26.53
          Condominium                                          70                      24,802,710.50                          6.28
          Two-Four Family                                      12                       4,344,035.65                          1.10
                                                               --                       ------------                          ----
          TOTAL                                             1,067      $              395,049,897.23                        100.00 %
          ================================      =================   ================================       =========================



                                                                                                           % of Aggregate Principal
                                                        Number of      Outstanding Principal Balance          Balance Outstanding
          Purpose                                  Mortgage Loans             As of the Cut-off Date       as of the Cut-off Date
          -------                                  --------------      -----------------------------      -----------------------
          Purchase                                            952      $              350,721,417.39                         88.78 %
          Rate/Term Refinance                                  67                      26,055,584.10                          6.60
          Cash Out Refinance                                   47                      17,848,229.30                          4.52
          Construction Permanent                                1                         424,666.44                          0.11
                                                               --                       ------------                          ----
          TOTAL                                             1,067      $              395,049,897.23                        100.00 %
          ================================      =================   ================================       =========================

GREENWICH CAPITAL                                                                                    13
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                                                                                                          % of Aggregate Principal
                                                        Number of      Outstanding Principal Balance          Balance Outstanding
          States                                   Mortgage Loans             As of the Cut-off Date       as of the Cut-off Date
          ------                                   --------------      -----------------------------      -----------------------
          Alabama                                              17      $                5,427,706.93                          1.37 %
          Arizona                                               8                       2,919,839.68                          0.74
          California                                          256                     104,329,097.91                         26.41
          Colorado                                             32                      11,341,417.81                          2.87
          Connecticut                                          19                       8,100,318.97                          2.05
          Delaware                                              2                         763,390.99                          0.19
          District of Columbia                                 13                       4,987,676.99                          1.26
          Florida                                              19                       7,002,057.83                          1.77
          Georgia                                              54                      19,416,184.86                          4.91
          Illinois                                            116                      40,522,415.94                         10.26
          Indiana                                               4                       1,118,746.47                          0.28
          Kansas                                                2                         675,546.43                          0.17
          Kentucky                                              1                         304,568.07                          0.08
          Maine                                                 2                       1,076,453.84                          0.27
          Maryland                                             43                      14,647,920.50                          3.71
          Massachusetts                                        43                      16,985,271.60                          4.30
          Michigan                                             52                      18,420,550.96                          4.66
          Minnesota                                             5                       1,793,650.19                          0.45
          Missouri                                             13                       5,310,015.90                          1.34
          Nebraska                                              1                         292,908.27                          0.07
          Nevada                                                2                         761,824.13                          0.19
          New Hampshire                                         1                         248,136.32                          0.06
          New Jersey                                           22                       7,499,593.35                          1.90
          New Mexico                                            1                         418,785.16                          0.11
          New York                                             15                       5,630,600.96                          1.43
          North Carolina                                       55                      19,365,481.12                          4.90
          Ohio                                                 24                       8,505,608.61                          2.15
          Oregon                                                5                       2,286,902.22                          0.58
          Pennsylvania                                          3                         908,721.17                          0.23
          Rhode Island                                          1                         309,432.57                          0.08
          South Carolina                                       12                       4,773,001.09                          1.21
          Tennessee                                             3                       1,036,838.55                          0.26
          Texas                                                44                      16,522,779.79                          4.18
          Utah                                                  3                         864,450.93                          0.22
          Virginia                                            111                      38,500,634.06                          9.75
          Washington                                           59                      20,264,059.14                          5.13
          West Virginia                                         2                         706,619.22                          0.18
          Wyoming                                               2                       1,010,688.70                          0.26
                                                               --                       ------------                         -----
          TOTAL                                             1,067      $              395,049,897.23                        100.00 %
          ================================      =================   ================================      =========================
-----------------------------------------------------------------------------------------------------------------------------------
GREENWICH CAPITAL                                                                                                              14
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